Exhibit 10.5

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

AND AMENDMENT TO SECURITY AND PLEDGE AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND AMENDMENT TO SECURITY AND PLEDGE AGREEMENT dated as of November 27, 2016 (this “Agreement”) is entered into among RESOURCES CONNECTION, INC., a Delaware corporation (“RCI”), RESOURCES CONNECTION LLC, a Delaware limited liability company (“RCL” and together with RCI, the “Borrowers” and each a “Borrower”), the Guarantors party hereto, and BANK OF AMERICA, N.A., as Lender (the “Lender”). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrowers, the Guarantors and the Lender have entered into that certain Credit Agreement dated as of October 17, 2016 (the “Credit Agreement”);

WHEREAS, the Borrowers, the Guarantors and the Lender have entered into that certain Security and Pledge Agreement dated as of October 17, 2016 (the “Security Agreement”);

WHEREAS, RCI has advised the Lender that it desires to pledge pursuant to the Security Agreement one hundred percent (100%) of the Equity Interests owned by RCI in Resources Global Professionals (Singapore) Pte. Ltd., a company organized under the laws of Singapore, to the Lender, for the benefit of the Secured Parties, to secure the Secured Obligations (the “RGP Singapore Pledge”); and

WHEREAS, in connection with, and to implement, the RGP Singapore Pledge, the Borrowers and the Guarantors have requested that the Lender amend the Credit Agreement and the Security Agreement, in each case, as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Amendments to Credit Agreement.

(a) The following definitions are hereby added in Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Pledged Equity Request” means a request duly executed and delivered by a Responsible Officer of RCI, in form and substance reasonably satisfactory to the Lender, pursuant to which RCI requests that the Equity Interests of RGP Singapore be required to be pledged pursuant to Section 6.14(a)(iii). For the avoidance of doubt, it is hereby understood and agreed that the Pledged Equity Request may only be delivered one (1) time during the term of this Agreement.

“Pledged Foreign Subsidiary” means each Foreign Subsidiary of RCI other than RGP Singapore.

“RGP Singapore” means Resources Global Professionals (Singapore) Pte. Ltd., a company organized under the laws of Singapore.

(b) Section 6.14(a) of the Credit Agreement is hereby amended to read as follows:

(a) Equity Interests. Cause (i) one hundred percent (100%) of the issued and outstanding Equity Interests of each Domestic Subsidiary (other than a FSHCO) directly owned by a Loan Party, (ii) one hundred percent (100%) of the issued and outstanding Equity Interests of RGP Singapore, and (iii) sixty five percent (65%) (or such greater percentage that, due to a change in an applicable Law after the date hereof, (A) could not reasonably be expected to cause the undistributed earnings of such Pledged Foreign Subsidiary or such FSHCO as determined for United States federal income tax purposes to be treated as a deemed dividend to such Pledged Foreign Subsidiary’s or such FSHCO’s United States parent, and (B) could not reasonably be expected to cause any material adverse tax consequences) of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and one hundred percent (100%) of the issued and outstanding Equity Interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) of each Pledged Foreign Subsidiary and each FSHCO, in each case, directly owned by a Loan Party, in each case, to be subject at all times to a first priority (subject only to nonconsensual Permitted Liens), perfected Lien in favor of the Lender, for the benefit of the Secured Parties, pursuant to the terms and conditions of the Collateral Documents, together with, to the extent requested by the Lender, opinions of counsel and any filings and deliveries necessary in connection therewith to perfect the security interests therein, all in form and substance reasonably satisfactory to the Lender (it being understood that this Section 6.14(a) shall only require perfection of the Lender’s security interest under the Laws of the jurisdiction of organization of a Foreign Subsidiary (including the execution and delivery of local law-governed pledge agreements) (x) within ninety (90) days (or such longer period as the Lender permits in its sole discretion) of the request of the Lender, and (y) if such Foreign Subsidiary is a Material Foreign Subsidiary); provided, that, upon delivery by RCI of the Pledged Equity Request and acceptance thereof by the Lender (such acceptance not to be unreasonably withheld, conditioned or delayed), Section 6.14(a) shall be deemed to be amended such that Section 6.14(a)(ii) is deleted and replaced with “[reserved]” and the Equity Interests of RGP Singapore shall be required to be pledged pursuant to Section 6.14(a)(iii) as if RGP Singapore was a Pledged Foreign Subsidiary.

2.	Amendments to Security Agreement.

(a) The definition of “Pledged Equity” in Section 1 of the Security Agreement is hereby amended to read as follows:

“Pledged Equity” means, with respect to each Obligor, (i) 100% of the issued and outstanding Equity Interests of each Domestic Subsidiary that is directly owned by such Obligor, (ii) one hundred percent (100%) of the issued and outstanding Equity Interests of RGP Singapore, and (iii) 65% (or such greater percentage that, due to a change in an applicable Law after the date hereof, (A) could not reasonably be expected to cause the undistributed earnings of such Pledged Foreign Subsidiary or such FSHCO as determined for United States federal income tax purposes to be treated as a deemed dividend to such Pledged Foreign Subsidiary’s or such FSHCO’s United States parent, and (B) could not reasonably be expected to cause any material adverse tax consequences) of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding Equity Interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) in each Pledged Foreign Subsidiary and each FSHCO, in each case, that is directly owned by such Obligor, including the Equity Interests of the Subsidiaries owned by such Obligor as set forth on

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Schedule 1(b) hereto, in each case together with the certificates (or other agreements or instruments), if any, representing such shares, and all options and other rights, contractual or otherwise, with respect thereto, including, but not limited to, the following:

(1) all Equity Interests representing a dividend thereon, or representing a distribution or return of capital upon or in respect thereof, or resulting from a stock split, revision, reclassification or other exchange therefor, and any subscriptions, warrants, rights or options issued to the holder thereof, or otherwise in respect thereof; and

(2) in the event of any consolidation or merger involving the issuer thereof and in which such issuer is not the surviving Person, all shares of each class of the Equity Interests of the successor Person formed by or resulting from such consolidation or merger, to the extent that such successor Person is a direct Subsidiary of an Obligor;

provided, that, upon delivery by RCI of the Pledged Equity Request and acceptance thereof by the Lender (such acceptance not to be unreasonably withheld, conditioned or delayed), the definition of “Pledged Equity” shall be deemed to be amended such that clause (ii) above is deleted and replaced with “[reserved]” and the Equity Interests of RGP Singapore shall be pledged in accordance with the requirements set forth in clause (iii) above as if RGP Singapore was a Pledged Foreign Subsidiary.

(b) Schedule 1(b) of the Security Agreement is hereby amended to read as set forth on Schedule 1(b) attached hereto.

3.     Condition Precedent. This Agreement shall be effective upon receipt by the Lender of counterparts of this Agreement duly executed by the Borrowers, the Guarantors, and the Lender.

4.	Miscellaneous.

(a) The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Agreement shall constitute a Loan Document.

(b) Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents, and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(c) Each Loan Party hereby represent and warrant as follows: (i) such Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement; (ii) this Agreement has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity; and (iii) no approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Loan Party of this Agreement.

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(d) The Loan Parties represent and warrant to the Lenders that (i) after giving effect to this Agreement, the representations and warranties of each Loan Party contained in the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date, and (ii) after giving effect to this Agreement, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e) This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

(f) THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO HERETO, AND THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWERS:	RESOURCES CONNECTION, INC., a Delaware corporation

	By:	/s/ Kate W. Duchene
Name: Kate W. Duchene
Title: Interim Chief Executive Officer

RESOURCES CONNECTION LLC, a Delaware limited liability company

	By:	Resources Connection, Inc., its sole member

	By:	/s/ Kate W. Duchene
Name: Kate W. Duchene
Title: Interim Chief Executive Officer

GUARANTORS:	RESOURCES HEALTHCARE SOLUTIONS LLC, a Delaware limited liability company

	By:	/s/ Kate W. Duchene
Name: Kate W. Duchene
Title: Interim Chief Executive Officer

RGP PROPERTY LLC, a Delaware limited liability company

	By:	Resources Connection, Inc., its sole member

	By:	/s/ Kate W. Duchene
Name: Kate W. Duchene
Title: Interim Chief Executive Officer

SITRICK BRINCKO GROUP, LLC, a Delaware limited liability company

	By:	Resources Connection, Inc., its manager

	By:	/s/ Kate W. Duchene
Name: Kate W. Duchene
Title: Interim Chief Executive Officer

RESOURCES CONNECTION, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT AND AMENDMENT

TO SECURITY AND PLEDGE AGREEMENT

LENDER:	BANK OF AMERICA, N.A., as Lender

	By:	/s/ Angel Sutoyo
Name: Angel Sutoyo
Title: Senior Vice President

RESOURCES CONNECTION, INC.

FIRST AMENDMENT TO CREDIT AGREEMENT AND AMENDMENT

TO SECURITY AND PLEDGE AGREEMENT

SCHEDULE 1(b)

PLEDGED EQUITY

Name of Subsidiary	Name of Owner / Obligor	Number of Shares	Certificate Number	Percentage Ownership	Percentage Pledged
Resources Connection LLC	Resources Connection, Inc.	N/A	N/A	100%	100%
Resources Healthcare Solutions LLC	Resources Connection, Inc.	N/A	N/A	100%	100%
RGP Property LLC	Resources Connection, Inc.	N/A	N/A	100%	100%
Sitrick Brincko Group, LLC	Resources Connection, Inc.	N/A	N/A	100%	100%
Resources Global Professionals, Inc.	Resources Connection, Inc.	100	N/A	100%	65%
Resources Global Professionals (Belgium) NV	Resources Connection, Inc.	23,628	N/A	99.99576%	65%
Resources Global Professionals (Denmark) AS	Resources Connection, Inc.	5,000	N/A	100%	65%
Resources Global Professionals (Germany) GmbH	Resources Connection, Inc.	1	N/A	100%	65%
Resources Global Professionals (Ireland) Ltd.	Resources Connection, Inc.	250	N/A	100%	65%
Resources Global Professionals Holdings B.V.	Resources Connection, Inc.	18,000	N/A	100%	65%
Resources Global Professionals (Norway) AS	Resources Connection, Inc.	59	N/A	100%	65%
M&D Selection AB	Resources Connection, Inc.	N/A	N/A	100%	65%
Resources Global Professionals Sweden AB	Resources Connection, Inc.	547	N/A	100%	65%
Compliance.co.uk Ltd	Resources Connection, Inc.	67,136	N/A	100%	65%
Resources Connection Australia Pty Ltd.	Resources Connection, Inc.	12,886	N/A	100%	65%
Resources Global Enterprise Consulting (Beijing) Co.	Resources Connection, Inc.	N/A	N/A	100%	65%

Resources Global Professionals (HK) Limited	Resources Connection, Inc.	14,570,090	N/A	99.97%	65%
Resources Global Professionals (HK) Limited	Resources Connection LLC	4,372	N/A	0.03%	65%
Resources Global Professionals (India) Private Ltd.	Resources Connection, Inc.	9,999	N/A	99.99%	65%
Resources Global Professionals Japan K.K.	Resources Connection, Inc.	200	N/A	100%	65%
Resources Global Professionals (Korea) Ltd.	Resources Connection, Inc.	94,210	N/A	100%	65%
Resources Global Professionals (Singapore) Pte. Ltd.	Resources Connection, Inc.	100,000	N/A	100%	100%
Resources Connection Taiwan, Ltd.	Resources Connection, Inc.	16,898	N/A	70.5%	65%
Resources Connection Taiwan, Ltd.	Resources Connection LLC	7,071	N/A	29.5%	65%
Resources Connection Mexico S de RL de CV	Resources Connection, Inc.	N/A	N/A	39.4%	65%
Resources Connection Mexico S de RL de CV	Resources Connection LLC	N/A	N/A	60.6%	65%
Resources Management Mexico S de RL de CV	Resources Connection, Inc.	N/A	N/A	8.4%	65%
Resources Management Mexico S de RL de CV	Resources Connection LLC	N/A	N/A	91.6%	65%